UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

ALLIED TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178472	99-0369568
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

100 King Street West, Suite 5600 Toronto, Ontario	M5X 1C9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (705) 479-1046

28A Horbow-Kolonia, Zalesie, Poland 21-512
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; relationships with our merchants and subscribers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the combined business of Allied Technologies Group, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Report only:

●	“Closing Date” means December 14, 2012;
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“Trio” refers to TrioResources AG Inc., an Ontario corporation;
●	“Allied” refers to Allied Technologies Group, Inc., a Nevada corporation;
●	“SEC” or the “Commission” refers to the Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

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INTRODUCTION

On December 14, 2012, Allied entered into a transaction (the “Share Exchange”), pursuant to which Allied acquired 100% of the issued and outstanding equity securities of Trio, in exchange for the issuance of 2,130,000 shares of common stock, par value $0.001 per share, of Allied (the “Common Stock”), to be issued to the shareholders of Trio (the “Trio Shareholders”). Under the terms of the Share Exchange, Ihar Yaravenka, the former sole director, officer, and principal shareholder of Allied (the “Principal Shareholder”), cancelled all 1,500,000 shares of Common Stock that he owned, which constituted 57.9% of the issued and outstanding shares of Common Stock prior to the Share Exchange.

As a result of the Share Exchange, Trio became the wholly owned subsidiary of Allied and the Trio Shareholders became the controlling shareholders of Allied, owning an aggregate of 66.15% of the issued and outstanding shares of Common Stock. In connection with the Share Exchange, the Principal Shareholder submitted a resignation letter resigning from his positions as the sole director and officer of Allied, effective upon the closing of the Share Exchange, and the directors of Trio were appointed to the Board of Directors of Allied, and the officers of Trio were appointed as the officers of Allied.

Allied has filed a Certificate of Amendment of its Articles of Incorporation (the “Charter Amendment”) with the Secretary of State of Nevada to (1) change its name from Allied Technologies Group, Inc. to Trio Resources, Inc. (the “Name Change”) and (2) increase its total authorized shares of Common Stock, from 75,000,000 shares to 400,000,000 shares (the “Authorized Share Increase”). Additionally, as a condition to close the Share Exchange, our Board of Directors approved and authorized us to take the necessary steps to effect a forward stock split of the issued and outstanding shares of Common Stock, such that each lot of one (1) issued and outstanding share of Common Stock shall be automatically changed and converted into one hundred (100) shares of Common Stock, payable to all holders of record of the Common Stock as of December 27, 2012 (the “Forward Stock Split”).

The Share Exchange was accounted for as a reverse takeover/recapitalization effected by a share exchange, wherein Trio is considered the acquirer for accounting and financial reporting purposes.  For more information about the acquisition of Trio, see “Item 1.01—Share Exchange” and “Item 2.01—Description of Business—Our Corporate History and Background” of this Report.

As a result of the Share Exchange, Allied is now a holding company operating through Trio, a Canadian junior mining exploration, milling, and refining company.

Pursuant to the Share Exchange, Allied is considered to be a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act).  To the extent that we are deemed to be a shell company, and in accordance with the requirements of Item 2.01(a)(f) of Form 8-K, this Report sets forth information that would be required if Allied was required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to the Common Stock (which is the only class of Allied’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the Share Exchange).

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

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This Current Report responds to the following items on Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 3.02	Unregistered Sales of Equity Securities

Item 4.01	Changes in Registrant’s Certifying Accountant

Item 5.01	Changes in Control of Registrant

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Item 5.03	Amendments to Articles Of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

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Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of Trio

On the Closing Date, Allied entered into a Share Exchange Agreement (the “Exchange Agreement”) with (i) Trio and (ii) the former shareholders of Trio (the “Trio Shareholders”), and (iii) Ihar Yaravenka, the former sole director, officer, and principal shareholder of Allied (the “Principal Shareholder”), pursuant to which Allied acquired all of the outstanding capital stock of Trio from the Trio Shareholders in exchange for the issuance of 2,130,000 shares of Common Stock to the Trio Shareholders (the “Share Exchange”).  The shares issued to the Trio Shareholders in the Share Exchange constituted approximately 66.15% of our issued and outstanding shares of Common Stock as of and immediately after the consummation of the Share Exchange and cancellation of the 1,500,000 shares of Ihar Yaravenka, as contemplated in the Exchange Agreement.

In connection with the Share Exchange, the Principal Shareholder submitted a resignation letter resigning from his positions as the sole director and officer of Allied, effective upon the closing of the Share Exchange, and the directors of Trio were appointed to the Board of Directors of Allied, and the officers of Trio were appointed as the officers of Allied.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the provisions of the Exchange Agreement filed as Exhibit 2.1 to this Report, which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 of this Report regarding the Share Exchange is incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired Trio on the Closing Date pursuant to the Share Exchange, which was accounted for as a recapitalization effected by a share exchange.  Item 2.01(f) of Form 8-K provides that if the Company was a shell company, other than a business combination related shell company (as those terms are defined in Rule 12b-2 under the Exchange Act) immediately before the Share Exchange, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the Share Exchange.

To the extent that the Company might have been considered to be a shell company immediately before the Share Exchange, we are providing below the information that would be required to disclose on Form 10 under the Exchange Act if we were to file such form.  Please note that the information provided below relates to the combined Company after the acquisition of Trio, except that information relating to periods prior to the date of the Share Exchange relate only to Trio unless otherwise specifically indicated.

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DESCRIPTION OF BUSINESS

TrioResources AG Inc. (“Trio”) is a wholly-owned Canadian mining company which plans to focus on exploration, milling, and refining of precious metals located in historically prolific regions. Trio is organized to hold assets in the mining industry, targeting older mining camps with residual value. Trio’s intention is to conduct extensive exploration initiatives, with the purpose of being cash-flow positive by producing precious metals, and other valuable minerals. Trio utilizes modern mining and exploration technology in conjunction with environmentally friendly processing, and focuses on combining the right blend of experienced mining and technological management in order to move in front of their competitors. Trio expects to be able to monetize existing assets and begin exploration on its existing property.

Corporate History & Background

Allied was founded in the State of Nevada on September 22, 2011. It was a Poland-based company formed with the intention of operating a consulting business in small boat building and maintenance, which would include consulting in boat building, boat repairs and maintenance, refurbishing, winterizing, custom refinishing and modifications, interior customization, appraisals and major renovations in Poland and later, assuming available funds, in Europe and North America. We were unable to secure adequate financing nor able to implement our business plan. Therefore, we decided to enter into the Share Exchange with TrioResources AG Inc. and change our business model.

On the Closing Date, Allied entered into the Exchange Agreement with Trio, the Trio Shareholders, and the Principal Shareholder, resulting in Trio becoming the wholly owned subsidiary of Allied and the Trio Shareholders became the controlling shareholders of Allied. In connection with the Share Exchange, our sole officer and director, Ihar Yaravenka, resigned from his positions and the directors of Trio became the Board of Directors of Allied, and the officers of Trio became the officers of Allied. Allied ceased any and all of its original operations in connection with small boat building and maintenance and became a holding company with Trio as its sole asset and subsidiary.

Trio was founded on May 16, 2012 by J. Duncan Reid, the current chief executive officer and chairman of the board of directors of Trio. Since its inception, Trio has focused on exploration initiatives of its main property, in conjunction with the milling and refining of precious metal ore reserves. Trio owns and plans to acquire additional historical old mines, known to be rich in resources, and to develop and run mining operations on its properties.

On May 17, 2012, TrioResources AG Inc. entered into a Consultant Services Agreement with Seagel Investment Corp. for certain consulting services in connection with a public listing for the TrioResources AG. As consideration for this listing TrioResources AG agreed to pay Seagel Investment Corp. a fee equal to $20,000 per month and common stock equal to 5% of the total number of shares outstanding after the closing of the ‘going public’ transaction. A copy of the Consulting Agreement is attached hereto as Exhibit 10.2.

Soon after Trio’s inception, it purchased its mining claims and equipment from 2023682 Ontario Inc. DBA Canamet Resources, an entity which is controlled by Mr. Reid.

Business Model

Trio intends to mill the existing above ground material and sell it to refiners to generate income over the next few years. In addition it plans to continue its business model of acquiring, developing and operating mines. Moreover, we intend to conduct further extensive exploration initiatives in order to target additional high-concentration regions that would be profitable to develop. We hope to start to generate revenue and become a cash flow positive business in the near future based on our existing above ground resources which we believe we can monetize.

2012 Drilling Program (Operating Plan for the next 12 months)—Monetization of Existing Assets

In May of 2012, Trio purchased patented properties in the Cobalt Mining Camp located in Northern Ontario, Canada. Currently, there is 4,000 tons of Silver-containing ore, which is crushed and ready for processing. Each ton of crushed ore contains an average of 40 ounces of Silver. We will begin processing this material by the end of 2012, and hope to generate positive revenue streams throughout 2013.

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Trio has begun a 35-hole (50,000 meter) drill campaign on the most prospective zones as indicated by preliminary geological data. Previous drill results in the area include a hole drilled by previous owners of the property in 2010 that struck 30 meters of silver grading 244 ounces per ton. The property remains open for significant discoveries at depth, as the advanced drilling techniques which are currently in place were not previously employed in the Cobalt district.

There is an additional primary crushed ore supply of 16,000 tons on the property which is assayed at 38 ounces of silver per ton and 0.5% Cobalt by weight. This material will be processed behind the first 4,000 tons of concentrate. In the summer of 2012 a Bulk sample project was initiated in a target zone which has resulted in approximately 16,000 tons of ore with a Silver content of 10 ounces per ton and Cobalt of 11 lbs per ton. This material will be crushed and milled and further assays will be performed before processing.

During the 2012 production season, a continued exploration drilling program has taken place on the property targeting known reserves and investigating historical mining locations. We utilize modern drilling equipment to go to depths which have not been previously investigated. The drilling program began in 2012, and will continue throughout 2013. The core-sample results will ultimately result in the establishment of the National Instrument 43-101 for the original claims.

Ore Inventory and Tailings

The first asset is a stock pile of material approximately 4,000 tons that has been assayed at an average of 40 ounces per ton of Silver and 2% by weight of Cobalt. This material has been crushed down to a 100 mesh screen and will commence processing by year-end 2012.

The second asset to be monetized is 16,000 tons of Silver/Cobalt concentrate that has gone through primary crushing only, and has been assayed at 38 ounces per ton of Silver and 2% by weight of Cobalt. This material will need to go through additional crushing and milling before processing. The plan is to process this with tailings located in the tailings pond to increase the recovery of the targeted metals.

Additional ore is available in volumes in known pre drilled locations to supplement our cash flow while primary exploration continues with our drilling program. Moreover, we have a Muck Pile with 910,000 tons of ore, and a tailings pond with 347,870 tons of ore.The Muck Pile has been assayed at 10 ounces of Silver per ton and the tailings pond has not been assayed to determine the mineralization. These ore reserves will be processed behind the initial 20,000 tons of material, which will enables us to continue generating positive revenue in order to pursue more expansive exploration and development programs, and well as sustain exploring more prolific and valuable deposits.

On May 17, 2012, TrioResources AG Inc. entered into a Purchase Agreement with 2023682 Ontario Inc. DBA Canamet Resources and Jeffrey D. Reid for the purchase of certain mining equipment and property to be mined. As consideration for the mining assets, TrioResources AG Inc. agreed to pay CDN $100,000 in cash and to issue the seller a convertible promissory note in the amount of CDN $500,000 that can be converted into common stock at the seller’s election and at a conversion price equal to the prior 5 day average bid price. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1.

The Duncan-Kerr Project

As part of the assets included in the Purchase Agreement, TrioResources acquired 94 acres of land located 10 kilometers from the town of Cobalt. This location is surrounded by existing infrastructure (i.e. railway spurs, hydro lines, roadways, close access to water, etc.) which will help us address some of the challenges that are common to new exploration companies. The property where the Duncan Kerr Project is being started has previously produced spectacular drill results, including 240 ounces per ton of Silver at depth of 30-90 meters, over a 200 meter drilled target.

Competition

Trio’s business model is based upon acquiring historically prolific properties which have only recently become economically viable to develop due to increases in commodity prices. We accomplish this by applying updated technologies toward drilling and assays, and subsequent extraction, milling, and refining of the precious metals and value minerals on our properties. Mining and exploration of a property by its nature is proprietary and we have not licensed any third party to participate in any of the existing properties. However, there is competition among junior mining companies to acquire land for exploration and prospective development and this activity is active worldwide.

The strength of commodity prices has resulted in significantly increased industry operating cash flows and has led to increased exploration activity. This strength has increased competition for undeveloped lands, skilled personnel, access to drilling and other equipment, and access to processing and gathering facilities, all of which may cause drilling and operating costs to increase. Many of our competitors are larger than we are and have substantially greater financial and marketing resources. In addition, virtually all of our competitors may be able to secure products and services from vendors on more favorable terms.

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One of Trio’s primary advantages over its competitors is that our diabase is shallow, and our existing targets are not below 1,000 ft. With such shallow access to our plentiful ore veins, we will be able to significantly reduce our infrastructure costs, which ultimately comprises a large majority of the costs associated with the complete mining process. As such, Trio is able to reduce its overhead, while focusing on further exploration, and retains the ability to fund the processing of the ore bodies we produce. This factor separates us from almost all other junior mining companies, which lack our capacity for processing.

•	No mine in the Cobalt area ever used computerized modeling or used advanced techniques to define ore reserves. Agnico Eagle’s work (section plans drawings) were done in hand on mylars and white prints as working copies and were considered modern in their time.

•	Trio’s technology partners are using the most recent innovations in Carbon Nano Tube Technologies to create absorption material media that can capture a variety of highly dangerous toxins, ensuring that all effluent produces through are processes are well within safe levels.

Properties

As outlined in the Purchase Agreement, Trio owns, and has full rights and claims to the following parcels (and all structures and equipment on or associated with such parcels):

Property Parcel 1:

PT E. 1/2 OF N 1/2, LOT 3, CON 4, Coleman Township, District of Temiskaming, Ontario, Canada.

Patented Claim #1831NND

Property Parcel 2:

SW 1/4 OF N 1/2, LOT 3, CON 4, Coleman Township, District of Temiskaming, Ontario, Canada.

Patented Claim #3694NND

Intellectual Property

Since its inception, Trio has retained ownership of all its intellectual property. This includes, but is not limited to, the application of drilling techniques used in our drilling initiatives, as well as the content in all marketing collateral, both print and electronic. We do not have nor have applied for any patents in any jurisdictions.

Government Regulation

Our operations are subject to various types of Canadian and Ontario regulations. Such regulation includes: (i) requiring permits for drilling; (ii) implementing environmental impact practices; (iii) submitting notification and receiving permits relating to the presence, use and release of certain materials incidental to exploration and production operations; and (iv) regulating the location of exploration, the method of exploration, the use, transportation, storage and disposal of fluids and materials used in connection with exploration and production activities, surface usage and the restoration of properties upon which exploration and production occur and the transporting of production.

Our operations are also subject to various conservation matters, including the regulation of the location, size and production rate mining interests. The effect of these regulations may limit the rate at which natural resources may be extracted from certain properties and the areas which we may access at one time.

Operations on properties in which we have or may acquire an interest are subject to extensive Canadian and Ontario environmental laws that regulate the discharge or disposal of materials or substances into the environment, restoration of properties and otherwise are intended to protect the environment. Numerous governmental agencies issue rules and regulations to implement and enforce such laws, which are often difficult and costly to comply with and which carry substantial administrative, civil and criminal penalties and in some cases injunctive relief for failure to comply.

Some laws, rules and regulations relating to the protection of the environment may, in certain circumstances, impose “strict liability” for environmental contamination. These laws render a person or company liable for environmental and natural resource damages, cleanup costs and restoration costs. Other laws, rules and regulations may require the rate of precious metal production to be below the economically optimal rate or may even prohibit exploration or production activities in environmentally sensitive areas. In addition, provincial and state laws often require some form of remedial action, such as closure of inactive pits and restorative measures.

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In addition, we are subject to Nevada corporate law as Allied, our parent company, is organized in the state of Nevada, as well as U.S. federal securities laws. We are also subject to both U.S. and Canadian tax laws.

Employees

As of December 14, 2012, we have 4 full-time employees at the mine/mill site, in additional to three full-time executive officers. Additionally, we have two consultants. None of these employees are covered by a collective bargaining agreement. We also engage consultants on an as-needed basis to supplement existing staff.

Available Information

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Reports filed with the SEC pursuant to the Exchange Act, including annual and quarterly reports, and other reports we file, can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Investors may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. Investors can request copies of these documents upon payment of a duplicating fee by writing to the SEC. The reports we file with the SEC are also available on the SEC’s website (http://www.sec.gov).

RISK FACTORS

 An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this Report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of common stock could decline and you may lose all or part of your investment. See “Cautionary Note Regarding Forward Looking Statements” above for a discussion of forward-looking statements and the significance of such statements in the context of this Report.

Risks Related to Our Business

We are a development stage company with limited operating history.

We are a development stage company with limited operating history in the mineral exploration field. These two factors make it impossible to reliably predict future growth and operating results. Accordingly, we are subject to all the risks and uncertainties which are characteristic of a relatively new business enterprise, including the substantial problems, expenses and other difficulties typically encountered in the course of its business, in addition to normal business risks. We face a high risk of business failure because we have commenced extremely limited business operations and have no revenues. We were organized in 2012, have not earned any revenues as of the date hereof and have had only losses since our inception related to our drilling, milling, and exploration operations. There is no history upon which to base any assumption as to the likelihood that our business will be successful, and there can be no assurance that we will be able to raise sufficient capital to begin operations, that we will generate significant operating revenues in the future or that we will ever be able to achieve profitable operations in the future. We face all of the risks commonly encountered by other businesses that lack an established operating history, including, but not limited to, the need for additional capital and personnel, and intense competition.

The mining industry is highly risky and there can be no certainty of our successful development of profitable commercial mining operations.

The development of mineral properties involves significant risks that even a combination of careful evaluation, experience and knowledge may not eliminate. Substantial expenses may be incurred to develop mineral reserves, develop metallurgical processes, and construct mining and processing facilities at a particular site. Whether a mineral deposit will be commercially viable depends on a number of factors, some of which are: the particular attributes of the deposit, such as size, grade, and proximity to infrastructure; metals prices which are highly cyclical; drilling and other related costs that appear to be rising; and government regulations, including those related to prices, taxes, royalties, land tenure, land use, importing and exporting of minerals, and environmental protection. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in us not receiving an adequate return on invested capital

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A part of our proposed business plan involves the acquisition of additional mineral claims, which we do not currently have the resources for.

We currently do not have resources to fund acquisitions of additional mineral claims. We will need to monetize our existing claims or obtain additional financing to, among other things, fund any future exploration, mining and drilling projects that we attempt to undertake and for general working capital purposes. Any additional equity financing may be dilutive to our shareholders and any such additional equity securities may have rights, preferences or privileges that are senior to those of the common stock. Debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on our operating flexibility. We cannot assure you that additional funds will be available when and if needed from any source or, if available, will be available on terms that are acceptable to us. Further, we may incur substantial costs in pursuing future capital and/or financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. Our ability to obtain needed financing may be impaired by such factors as the condition of the capital markets, our capital structure, the lack of a market for our shares of common stock, and our lack of profitability, all of which could impact the availability or cost of future financings. If we are unable to raise capital or sufficient capital to meet our needs, we could forfeit our mineral property interests and/or reduce or terminate operations. In addition, and as is also disclosed in our financial statements, these matters raise substantial doubt about our ability to continue as a going concern.

Because our business involves numerous operating hazards, we may be subject to claims of a significant size, which would cost a significant amount of funds and resources to rectify. This could force us to cease our operations.

Our operations are subject to the usual hazards inherent in exploring for minerals, such as general accidents, explosions, chemical exposure and cratering. The occurrence of these or similar events could result in the suspension of operations, damage to or destruction of the equipment involved and injury or death to personnel. Operations also may be suspended because of machinery breakdowns, abnormal climatic conditions, failure of subcontractors to perform or supply goods or services or personnel shortages. The occurrence of any such contingency would require us to incur additional costs, which would adversely affect our business. In addition, milling operations are subject to various hazards, including, without limitation, equipment failure and failure of retaining dams around tailings disposal areas, which may result in environmental pollution and legal liability.

Damage to the environment could also result from our operations. If our business is involved in one or more of these hazards, we may be subject to claims of a significant size that could force us to cease our operations.

Mineral resource exploration, production and related operations are subject to extensive rules and regulations of federal, provincial, state and local agencies. Failure to comply with these rules and regulations can result in substantial penalties. Our cost of doing business may be affected by the regulatory burden on the mineral industry. Although we intend to substantially comply with all applicable laws and regulations, because these rules and regulations frequently are amended or interpreted, we cannot predict the future cost or impact of complying with these laws.

Environmental enforcement efforts with respect to mineral operations have increased over the years, and it is possible that regulations could expand and have a greater impact on future mineral exploration operations. Although our management intends to comply with all legislation and/or actions of local, provincial, state and federal governments, non-compliance with applicable regulatory requirements could subject us to penalties, fines and regulatory actions, the costs of which could harm our results of operations. We cannot be sure that our proposed business operations will not violate environmental laws in the future.

Our operations and properties are subject to extensive laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to health and safety. These laws and regulations may do any of the following: (i) require the acquisition of a permit or other authorization before exploration commences; (ii) restrict the types, quantities and concentration of various substances that can be released in the environment in connection with exploration activities; (iii) limit or prohibit mineral exploration on certain lands lying within wilderness, wetlands and other protected areas; (iv) require remedial measures to mitigate pollution from former operations; and (v) impose substantial liabilities for pollution resulting from our proposed operations.

The exploration and development of mineral reserves are subject to all of the usual hazards and risks associated with such activities, which could result in damage to life or property, environmental damage, and possible legal liability for any or all damages. Difficulties, such as unusual or unexpected rock formations encountered by workers but not indicated on a map, or other conditions may be encountered in the gathering of samples and information, and could delay our exploration program. Even though we are at liberty to obtain insurance against certain risks in such amounts we deem adequate, the nature of those risks is such that liabilities could exceed policy limits or be excluded from coverage. We do not currently carry insurance to protect against these risks and there is no assurance that we will obtain such insurance in the future. There are also risks against that we cannot, or may not elect to insure. The costs, which could be associated with any liabilities, not covered by insurance or in excess of insurance coverage or compliance with applicable laws and regulations may cause substantial delays and require significant capital outlays, adversely affecting our financial position, future earnings, and/or competitive positions.

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We may not be able to compete with current and potential mining exploration and development companies, some of whom have greater resources and experience than we do in developing mineral reserves.

The natural resource market is intensely competitive, highly fragmented and subject to rapid change. We intend on acquiring additional mineral claims in the future after we have generated capital by monetizing our current interests. However, we may be unable to compete successfully with our existing competitors or with any new competitors in acquiring additional assets. We will be competing with many exploration and development companies that have significantly greater personnel, financial, managerial and technical resources than we do. This competition from other companies with greater resources and reputations may result in our failure to maintain or expand our business.

Our operations depend on our acquisition of certain equipment which has yet to be finalized.

Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies and certain equipment such as bulldozers and excavators that we might need to conduct our operations. Though we do own some mining equipment, we will need to locate additional products, equipment and materials in the course of our operations. If we cannot find the products, equipment and materials we need, we will have to suspend or limit our operations until we do find the products, equipment and materials that we require.

Our auditors have expressed a going concern opinion.

We have no established source of revenues, have incurred losses since inception, have a working capital deficit and are in need of capital to grow our operations so that we can become profitable. Accordingly, the opinion of our auditors for the year ended September 30, 2012 is qualified and subject to uncertainty as to whether we will be able to continue as a going concern. This may negatively impact our ability to obtain additional funding that we may require or to do so on terms attractive to us and may negatively impact the market price of our stock.

We are heavily dependent on our management and a loss of any member of our management, particularly J. Duncan Reid, our chief executive officer and chairman of the board, would be severely detrimental to our prospects.

We have a very limited management and number of employees. We are highly dependent on all members of our management, in particular J. Duncan Reid, our chief executive officer and chairman of the board of directors. Our future performance will be substantially dependent on the continued services of our management and the ability to retain and motivate them. The loss of the services of any of our officers or directors, particularly those of Mr. Reid, would materially and adversely affect our business and operations. If he were to resign, there is no guarantee that we could replace him with qualified individuals in a timely or economic manner, if at all. At the present time, we do not maintain any “key-man” life insurance policies.

Defective title to our assets could have a material adverse effect on our exploration and exploitation activities.

There are uncertainties as to title matters in the mining industry. We believe we have good title to our assets; however, any defects in such titles that cause us to lose our rights in these mineral properties would seriously jeopardize our planned business operations. We have investigated our rights to explore, exploit and develop our assets in manners consistent with industry practice and, to the best of our knowledge, those rights are in good standing. However, we cannot guarantee that the title to or our rights to explore, exploit and develop our assets will not be challenged by third parties or governmental agencies. In addition, there can be no assurance that our assets are not subject to prior unregistered agreements, transfers or claims. Our title may be affected by undetected defects. Any such defects could have a material adverse effect on us.

In the event of a dispute regarding title to our assets in foreign countries or any facet of our operations, it would likely be necessary for us to resolve the dispute in a foreign country, where we would be faced with unfamiliar laws and procedures. The resolution of disputes in foreign countries as well as in the U.S. can be costly and time consuming, similar to the situation in the United States. However, in a foreign country, we face the additional burden of understanding unfamiliar laws and procedures. We may not be entitled to a jury trial, as we might be in the United States. Further, to litigate in a foreign country, we would be faced with the necessity of hiring lawyers and other professionals who are familiar with the foreign laws. For these reasons, we may incur unforeseen losses if we are forced to resolve a dispute in a foreign country.

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We have relied and will continue to rely on independent analysis to evaluate our mineral claims and carry out our planned exploration activities.

We have relied and will continue to rely on independent geologists to engage in field work on our claim, to analyze our prospects, plan and carry out our exploration program, including an exploratory drilling program, and to prepare resource reports. While these geologists rely on standards established by various licensing bodies, there can be no assurance that their estimates or results will be accurate. Analyzing drilling results and estimating reserves or targeted drilling sites is not a certainty. Miscalculations and unanticipated drilling results may cause the geologists to alter their estimates. If this should happen, we may have devoted resources to areas where resources could have been better allocated, and as a result, our business could suffer.

At the present time we are unable to pay any dividends.

We have not paid any cash dividends and do not anticipate paying any cash dividends on our common stock in the foreseeable future. We anticipate that earnings, if any, which may be generated from operations will be used to finance our continued operations. Investors who anticipate the immediate need of cash dividends from their investment should refrain from purchasing any of our securities.

Risks Related to our Industry

The mining industry is highly competitive.

Competition in the mining industry is extremely intense in all aspects, including but not limited to raising investment capital for exploration and obtaining qualified managerial and technical employees. We are an insignificant participant in the mining industry due to our limited financial and personnel resources. Our competition includes large established mining companies, with substantial capabilities and with greater financial and technical resources than we have, as well as the myriad of other exploration stage companies. As a result of this competition, we may be unable to attract the necessary funding or qualified personnel. If we are unable to successfully compete for funding or for qualified personnel, our mining activities may be slowed, suspended or terminated, any of which would have a material adverse effect on our ability to continue operations.

The prices of natural resources are highly volatile and a decrease in metal prices can have a material adverse effect on our business.

The profitability of natural resource operations are directly related to the market prices of the underlying commodities. The market prices of metals fluctuate significantly and are affected by a number of factors beyond our control, including, but not limited to, the rate of inflation, the exchange rate of the dollar to other currencies, interest rates, and global economic and political conditions. Price fluctuations in the metals market from the time exploration for a mine is undertaken and the time production can commence can significantly affect the profitability of a mine. Accordingly, we may begin to develop a minerals property at a time when the price of the underlying metals make such exploration economically feasible and, subsequently, incur losses because metal prices have decreased. Adverse fluctuations of metals market prices may force us to curtail or cease our business operations.

The speculative price of natural resources may adversely impact commercialization efforts.

Exploration and production is highly speculative and involves numerous natural risks that may not be overcome by knowledge and experience. In particular, even if we are successful in mining silver and other deposits, for which no assurances can be given, the commercialization will be dependent upon the existing market price for gold and other minerals, among other factors. The market price of silver and other minerals has historically been unpredictable, and subject to wide fluctuations. The decline in the price of silver and other minerals could render a discovered property uneconomic for unpredictable periods of time.

Mining operations generally involve a high degree of risk.

Mining operations are subject to all the hazards and risks normally encountered in the exploration, development and production of base or precious metals, including unusual and unexpected geological formations, seismic activity, rock bursts, cave-ins, flooding and other conditions involved in the drilling and removal of material, any of which could result in damage to, or destruction of, mines and other producing facilities, damage to life or property, environmental damage and possible legal liability. Mining operations could also experience periodic interruptions due to bad or hazardous weather conditions and other acts of God. Milling operations are subject to hazards such as equipment failure or failure of retaining dams around tailing disposal areas, which may result in environmental pollution and consequent liability.

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If any of these risks and hazards adversely affect our mining operations or our exploration activities, they may: (i) increase the cost of exploration to a point where it is no longer economically feasible to continue operations; (ii) require us to write down the carrying value of one or more mines or a property; (iii) cause delays or a stoppage in the exploration of minerals; (iv) result in damage to or destruction of mineral properties or processing facilities; and (v) result in personal injury, death or legal liability. Any or all of these adverse consequences may have a material adverse effect on our financial condition, results of operations, and future cash flows.

Increased insurance risk could negatively affect our business.

Insurance and surety companies may take actions that could negatively affect our proposed business, including increasing insurance premiums, requiring higher self-insured retentions and deductibles, requiring additional collateral or covenants on surety bonds, reducing limits, restricting coverage, imposing exclusions, and refusing to underwrite certain risks and classes of business. Any of these would adversely affect our ability in the future to obtain appropriate insurance coverage at reasonable costs which would have a material adverse effect on our business.

Our operations are subject to permitting requirements.

Our operations are subject to permitting requirements which could require us to delay, suspend or terminate our operations. Our operations, including but not limited to any exploitation program, require permits from the Ontario provincial governments. We may be unable to obtain these permits in a timely manner, on reasonable terms, or at all. If we cannot obtain or maintain the necessary permits, or if there is a delay in receiving these permits, our timetable and business plan for exploration and/or exploitation, may be materially and adversely affected.

We may experience supply and equipment shortages.

We may not be able to purchase all of the supplies and materials we need to continue our mining activities due to shortage of funds, lack of availability or other reasons. This could cause us to delay or suspend operations. Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, such as explosives, and certain equipment, such as bulldozers, drilling equipment and excavators, that we might need to conduct our mining activities. If we cannot find the supplies and equipment we need, we may have to suspend our operations until we do find the supplies and equipment we need. If we are unable to find the supplies in Canada but can find them in another location, the cost will increase significantly, as will the time to deliver them.

We are subject to Canadian governmental regulations that may limit our operations, increase our expenses or subject us to liability.

Our operations are subject to Canadian laws, ordinances and regulations regarding, among other things:

•	Environmental matters, including the presence of hazardous or toxic substances;
•	Land preservation;
•	Health and safety; and
•	Zoning, land use and other entitlements.

In developing any project in Canada, we may be required to obtain the approval of numerous Canadian governmental authorities (and others) regulating matters such as:

•	Installation of utility services such as gas, electric, water and waste disposal;
•	Permitted land uses; and
•	The design, methods and materials used in the exploration and mining for previous metals and other minerals.

We may not now or in the future be in compliance with all regulatory requirements. If we are not in compliance with these regulatory requirements, we will be subject to penalties or forced to incur significant expenses to cure any noncompliance. In addition, some of the land that we could in the future acquire if we will at such time have the requisite resources and ability, may not have received planning approvals or entitlements necessary for planned or future development. Failure to obtain entitlements necessary for development on a timely basis or to the extent desired would adversely affect our business, results of operations, financial condition and future prospects.

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Risks Related to our Shares of Common Stock

Our stock price may be volatile.

Our stock price may be volatile and as a result investors could lose all or part of their investment. In addition to volatility associated with over-the-counter securities in general, the value of any investment could decline due to the impact of any of the following factors upon the market price of our common stock:

•	Changes in the worldwide price for silver and other minerals;
•	Disappointing results from our exploration and drilling efforts;
•	Fluctuation in production costs that make mining uneconomical;
•	Unanticipated variations in grade and other geological problems;
•	Unusual or unexpected rock formations;
•	Failure to reach commercial production or producing at lower rates than those targeted;
•	Decline in demand for our common stock;
•	Downward revisions in securities analysts’ estimates or changes in general market conditions;
•	Investor perception of our industry or our company; and/or
•	General economic trends.

In addition, stock markets have experienced extreme price and volume fluctuations and the market price of securities has been highly volatile. These fluctuations are often unrelated to asset value and may have a material adverse effect on the market price of our common stock. As a result, investors may be unable to resell their shares at a fair price.

Our Common Stock is quoted on the OTC Bulletin Board (the “OTCBB”) which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the OTCBB, which is a significantly more limited trading market than the New York Stock Exchange or The NASDAQ Stock Market.  The quotation of the Company’s shares on the OTCBB may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

There is limited liquidity on the OTCBB which may result in stock price volatility and inaccurate quote information.

When fewer shares of a security are being traded on the OTCBB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information.  Due to lower trading volumes in shares of our common stock, there may be a lower likelihood of one’s orders for shares of our common stock being executed, and current prices may differ significantly from the price one was quoted at the time of one’s order entry.

Our common stock is extremely thinly traded, so you may be unable to sell at or near asking prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares.

Though our Common Stock is listed on the OTCBB, there is little to no market for our Common Stock. Investors may have to bear the economic risk of an investment in the Company for an indefinite period of time. Future trading volume may be limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in OTCBB stocks and certain major brokerage firms restrict their brokers from recommending OTCBB stocks because they are considered speculative, volatile and thinly traded.  The OTCBB market is an inter-dealer market much less regulated than the major exchanges and our common stock is subject to abuses, volatility and shorting.  Thus, there is currently no broadly followed and established trading market for the Company’s common stock.  An established trading market may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. Absence of an active trading market reduces the liquidity of the shares traded there.

The trading volume of our common stock has been and may continue to be extremely limited and sporadic.  As a result of such trading activity, the quoted price for the Company’s common stock on the OTCBB may not necessarily be a reliable indicator of its fair market value.  Further, if we cease to be quoted, holders would find it more difficult to dispose of our common stock or to obtain accurate quotations as to the market value of the Company’s common stock and as a result, the market value of our common stock likely would decline.

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In addition, the stock market in general, and the market for mining companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of such companies. Market and industry factors may adversely affect the market price of our common stock, regardless of our operating performance. In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been instituted. Such litigation, if instituted, could result in substantial costs and a diversion of management’s attention and resources. We may not have complied in the past with federal and/or state securities laws and regulations, which could potentially result in litigation, penalties and/or fines, other substantial costs and expenses and a substantial diversion of management’s attention and resources.

Because we became public by means of a “reverse merger,” we may not be able to attract the attention of major brokerage firms.

Additional risks may exist since we will become public through a “reverse merger.” Securities analysts of major brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common stock. We cannot assure you that brokerage firms will want to conduct any secondary offerings on behalf of our company in the future.

The sale of securities by us in any equity or debt financing could result in dilution to our existing stockholders and have a material adverse effect on our earnings.

Any sale of common stock by us in a future private placement offering could result in dilution to the existing stockholders as a direct result of our issuance of additional shares of our capital stock.  In addition, our business strategy may include expansion through internal growth, by acquiring subscribers email lists, or by establishing strategic relationships with targeted customers and vendor.  In order to do so, or to finance the cost of our other activities, we may issue additional equity securities that could dilute our stockholders’ stock ownership.  We may also assume additional debt and incur impairment losses related to goodwill and other tangible assets if we acquire another company and this could negatively impact our earnings and results of operations.

Future sales of our common stock in the public market could lower the price of our common stock and impair our ability to raise funds in future securities offerings.

Future sales of a substantial number of shares of our common stock in the public market, or the perception that such sales may occur, could adversely affect the then prevailing market price of our common stock and could make it more difficult for us to raise funds in the future through a public offering of our securities.

We are subject to penny stock regulations and restrictions and you may have difficulty selling shares of our common stock.

We are subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.”  Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act.  The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. We will be subject to the SEC’s penny stock rules.

Since our Common Stock is deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors.  “Accredited investors” are persons with assets in excess of $1,000,000 (excluding the value of such person’s primary residence) or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market.  A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.  Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

There can be no assurance that our shares of common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock was exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock if the SEC finds that such a restriction would be in the public interest.

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Because we do not intend to pay dividends, stockholders will benefit from an investment in our Common Stock only if it appreciates in value.

We have never declared or paid any cash dividends on our Preferred Stock or Common Stock. For the foreseeable future, it is expected that earnings, if any, generated from our operations will be used to finance the growth of our business, and that no dividends will be paid to holders of the Company’s Preferred Stock or Common Stock. As a result, the success of an investment in our Preferred Stock or Common Stock will depend upon any future appreciation in its value. There is no guarantee that our Preferred Stock or Common Stock will appreciate in value.

Certain provisions of our Articles of Incorporation and Bylaws and Nevada law make it more difficult for a third party to acquire us and make a takeover more difficult to complete, even if such a transaction were in the stockholders’ interest.

Our Articles of Incorporation and Bylaws and certain provisions of Nevada State law could have the effect of making it more difficult or more expensive for a third party to acquire, or from discouraging a third party from attempting to acquire, control of the Company, even when these attempts may be in the best interests of our stockholders. For example, Nevada law provides that approval of a majority of the stockholders is required to remove a director, which may make it more difficult for a third party to gain control of the Company.  This concentration of ownership limits the power to exercise control by the minority shareholders.

Compliance with the reporting requirements of federal securities laws can be expensive.

When we become a public reporting company in the United States, we will be subject to the information and reporting requirements of the Exchange Act and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports and other information with the SEC and furnishing audited reports to stockholders are substantial. In addition, we will incur substantial expenses in connection with the preparation of registration statements and related documents with respect to the registration of resale of the Common Stock.

Applicable regulatory requirements, including those contained in and issued under the Sarbanes-Oxley Act, may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of its business and its ability to obtain or retain listing of our Common Stock.

We may be unable to attract and retain those qualified officers, directors and members of board committees required to provide for effective management because of the rules and regulations that govern publicly held companies, including, but not limited to, certifications required by principal executive officers. The enactment of the Sarbanes-Oxley Act has resulted in the issuance of a series of related rules and regulations and the strengthening of existing rules and regulations by the SEC, as well as the adoption of new and more stringent rules by the stock exchanges. The perceived increased personal risk associated with these changes may deter qualified individuals from accepting roles as directors and executive officers.

Further, some of these changes heighten the requirements for board or committee membership, particularly with respect to an individual’s independence from the corporation and level of experience in finance and accounting matters. We may have difficulty attracting and retaining directors with the requisite qualifications. If we are unable to attract and retain qualified officers and directors, the management of our business and our ability to obtain or retain listing of our shares of Common Stock on any stock exchange (assuming we elect to seek and are successful in obtaining such listing) could be adversely affected.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Investors could lose confidence in our financial reporting and this may decrease the trading price of our Common Stock.

We must maintain effective internal controls to provide reliable financial reports and detect fraud. We have been assessing our internal controls to identify areas that need improvement. Failure to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our Common Stock.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;
•	announcements of developments by us or our competitors;
•	the timing of IND and/or NDA approval, the completion and/or results of our clinical trials;
•	regulatory actions regarding our products;

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•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
•	adoption of new accounting standards affecting the our industry;
•	additions or departures of key personnel;
•	sales of the our Common Stock or other securities in the open market; and
•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against such a company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and Company resources, which could harm our business and financial condition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information and financial data discussed below is derived from the audited financial statements of Trio for the period May 16, 2012 (date of inception) to its fiscal year end September 30, 2012.  The financial statements of Trio were prepared and presented in accordance with generally accepted accounting principles in the United States. The information and financial data discussed below is only a summary and should be read in conjunction with the financial statements and related notes of Trio contained elsewhere in this Report. The financial statements contained elsewhere in this Report fully represent Trio financial condition and operations; however, they are not indicative of the Company’s future performance.  See “Cautionary Note Regarding Forward Looking Statements” above for a discussion of forward-looking statements and the significance of such statements in the context of this Report.

Overview

We operate as a mining and exploration company in the province of Ontario, Canada.  Our operations have been limited to acquiring our initial land holdings and mineral claims and our initial equipment and fixed assets to allow us to begin to implement our plans to start small-scale processing and monetization of our existing above-ground mineral resources.

We are an exploration stage company and have not generated any revenues to date. We are in the initial stages of developing our mineral properties, have very limited cash resources and are in need of substantial additional capital to execute our business plan. For these and other reasons, our independent auditors have raised substantial doubt about our ability to continue as a going concern.

As a development stage company we have not as yet generated operating revenues and have incurred losses from our inception, May 16, 2012, to September 30, 2012 of $479,032. To date we have funded our operations through advances from a related party and from private third party lenders utilizing convertible notes. Subsequent to our year end we have signed a draw-down facility which will give us access to CDN $500,000 activities and four convertible debentures which have provided CDN $29,500 and US$345,081 of cash to fund our activities. We intend to raise additional funding through third party equity or debt financing. There is no certainty that funding will be available as needed. These factors raise substantial doubt about our ability to continue operating as a going concern. Our ability to continue our operations as a going concern, realize the carrying value of our assets, and discharge our liabilities in the normal course of business is dependent upon our ability to raise capital sufficient to fund our commitments and ongoing losses, and ultimately generate profitable operations.

Recent Development

Acquisition of Trio

On the Closing Date, we entered into a Share Exchange Agreement with (i) Trio and (ii) the Trio Shareholders, and (iii) the Principal Shareholder, pursuant to which Allied acquired all of the outstanding capital stock of Trio from the Trio Shareholders in exchange for the issuance of 2,130,000 shares of Common Stock to the Trio Shareholders.  The shares issued to the Trio Shareholders in the Share Exchange constituted approximately 66.15% of our issued and outstanding shares of Common Stock as of and immediately after the consummation of the Share Exchange. As part of the Share Exchange, Trio paid $250,000 to Allied upon the consummation of the Share Exchange and the Principal Shareholder cancelled all 1,500,000 shares of Common Stock that he owned, which constituted 57.9% of the issued and outstanding shares of Common Stock at the time of the Share Exchange.

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As a result of the Share Exchange, Trio became the wholly owned subsidiary of Allied and the Trio Shareholders became the controlling shareholders of Allied, owning an aggregate of 2,130,000 of the issued and outstanding shares of Common Stock. In connection with the Share Exchange, the Principal Shareholder submitted a resignation letter resigning from his positions as the sole director and officer of Allied, effective upon the closing of the Share Exchange, and the directors of Trio were appointed to the Board of Directors of Allied, and the officers of Trio were appointed as the officers of Allied.

As a condition to closing the Exchange Agreement, our shareholders and Board of Directors have approved the following amendments to our Articles of Incorporation: (i) a name change to “Trio Resources, Inc.” to better reflect our business plan after the reverse merger; and (ii) an increase of our authorized common stock to 400,000,000. As a further condition to the Exchange Agreement, the Board of Directors shall approve a 1-for-100 forward stock split to occur as soon as reasonably practicable following the closing of the Share Exchange.

Plan of Operations

Trio’s intention is to conduct extensive exploration initiatives, with the intention of becoming cash-flow positive as soon as possible by processing and monetizing natural resources, and other valuable minerals from existing above-ground mineral claims. Trio utilizes modern mining and exploration technology in conjunction with environmentally friendly processing, and focuses on combining the right blend of experienced mining and technological management.

We intend to conduct further extensive exploration initiatives, in order to target additional high-concentration regions, which would be profitable to develop. We plan to have our exploration initiative coincide with our milling program, through which we are able to run a cash-flow positive business by producing precious metals, and other valuable minerals. Through monetizing our existing ore initiatives, we will be able to fund the increasingly robust exploration and development programs, which will increase the viability and profitability of mineral extraction. By reinvesting the profits realized by capitalizing on our existing ore reserves, we anticipate having the ability to expedite our business plan, and fund the expansion of our operations, internally. With a short view toward exploration and immediate monetization of its existing assets, Trio aims at a long-term view toward demonstrating a viable and lucrative opportunity for Super Pitting and/or Ramp Mining.

Results of Operations

We are in the development stage as defined under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915 Development Stage Entities (“ASC 915”).  The Company has not generated any revenue to date and consequently its operations are subject to all risks inherent in the establishment of a new business enterprise.  Our operations have been limited to the purchase of our initial land position including 2 patent claims, and the acquisition of fixed assets which will be eventually incorporated into our processing facility.

We have conducted minimal operations during the period from May 16, 2012 (date of incorporation) through September 30, 2012 and we have not generated any revenues and had net losses of $479,032 for the period ended September 30, 2012.

Our expenses have been limited to legal and professional fees, consulting fees, travel expenses, and exploration expenses such as acquiring equipment.  Exploration expenses are charged to expenses as incurred. Such expenditures amounted to $165,811 from May 16, 2012 (date of incorporation) through September 30, 2012.

Liquidity and Capital Resources

As of September 30, 2012 we had cash of $8,086 and negative working capital of $42,575. Subsequent to year end we entered into four convertible notes for CDN $29,500 and US$ 345,081 and a draw-down facility for up to CDN $500,000. The Company has the ability to draw down this facility over a 12 month period. At the end of the first twelve month period the principal that is drawn will be either converted into equity or exchanged into a convertible note which will have a term of a further twelve (12) months and may converted into equity at the option of the holder.

To date we have relied on third parties to provide financing for our operations by way of convertible notes.    The proceeds may not be sufficient to effectively develop our business to the fullest extent to allow us to maximize our revenue potential in which case we will need additional capital.  We will need capital to allow us to acquire additional properties adjacent to our property to all for a more efficient use of drilling equipment and provide for the potential of a more economical mining operation.  In addition we will need to provide the Company with working capital.  The amount and timing of capital required and the timing will depend on when we are able to conclude agreements either to purchase additional land and the associated patented claims and/or enter into licensing or other working relationships to allow the Company to have access the largest mining asset base as possible within the financial constraints of the Company. If we are unable to generate sufficient cash flow from operations we will be required to raise additional funds either in the form of capital or debt.  There are no assurances that we will be able to generate the necessary capital or debt to carry out our current plan of operations.

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On September 30, 2012, TrioResources AG Inc. entered into a financing agreement with three separate investors in the aggregate amount of $621,049. In addition, on October 31, 2012, TrioResources AG Inc. entered into a similar financing agreement with the same 3 investors for an additional CDN $29,500 and US$ 345,081. The term of each note is for 2 years, bears interest at a rate of 10% per annum and can be converted into common stock, at any time by the Holder, at a price equal to the lower of: (i) $1.00 per share; or (ii) a 20% discount to the initial listing price or the price of any equity financing completed by the Company. Copies of the notes are attached hereto as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, and 10.12.

Additionally, on November 1, 2012, TrioResources AG Inc. entered into a Convertible Note Draw-Down Facility with Seagel Investment, Ltd. in the total amount of CDN $500,000. Pursuant to the terms of this Draw-Down Facility, TrioResources AG Inc. may request funds from Seagel Investment, Ltd. To date, TrioResources AG has received US $110,000 under this Draw-Down Facility. Every time a Draw-Down is completed, Seagel Investment, Ltd. receives a convertible note that bears interest at 10% per annum and converts into common stock at a price equal to the lower of: (i) $1.00 per share; or (ii) a 20% discount to the initial listing price or the price of any equity financing completed by the Company. A copy of the Draw-Down Facility is attached hereto as Exhibit10.13.

Critical Accounting Policies

The financial statements included in the Report have been prepared assuming that the Company will continue as a going concern. Since its inception in May 2012, the Company has not generated revenue and has incurred net losses. The Company has a working capital deficit of $42,575 as of September 30, 2012, incurred net losses accumulated during the development stage of $479,032. Accordingly, it has not generated cash flows from operations and has primarily relied upon advances from stockholders, promissory notes, advances from unrelated parties, and equity financing to fund its operations.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and are expressed in US dollars. The Company’s fiscal year-end is September 30. The Company’s functional currency is Canadian dollars (“CDN”). Foreign currency translation adjustments have been reflected as an adjustment to Shareholders’ Equity, Deficit.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Comprehensive Income (Loss)

For the period ended September 30, 2012 there was a difference between net loss and comprehensive loss in the amount of $10,296 which represented the foreign currency translation adjustment.

Cash

Cash, includes deposits in banks which are unrestricted as to withdrawal or use.

Inventory

Inventory is comprised of ore baring material that is available for immediate concentration and processing. The amount of inventory purchased was 4,000 metric tonnes and is valued at $1,770, the lower of the original cost or fair market value.

Mineral Property and Exploration Costs

The Company has been in the exploration stage since its formation on May 16, 2012 and has been undertaking plans and taking steps to build a facility which in the near future will capable of processing ore. We have not yet realized any revenues from planned operations.

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Before mineralization is classified as “proven and probable” reserves; costs are expensed and classified as Mineral property and exploration costs. Capitalization of mine development project costs, that meet the definition of an asset, begins once mineralization is classified as “proven and probable reserves.”

When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to acquire and develop such property are capitalized. Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations.

Mineral Properties

Mineral property acquisition costs are capitalized when incurred and will be amortized using the units –of – production method over the estimated life of the reserve following the commencement of production.  If a mineral property is subsequently abandoned or impaired, any capitalized costs will be expensed in the period of abandonment or impairment.

Acquisition costs include cash consideration and the fair market value of shares issued on the acquisition of mineral properties.

Exploration Costs

Exploration costs, which include maintenance, development and exploration of mineral claims, are expensed as incurred.  When it is determined that a mineral deposit can be economically developed as a result of establishing proven and probable reserves, the costs incurred after such determination will be capitalized and amortized over their useful lives.  To date, the Company has not established the commercial feasibility of its exploration prospects; therefore, all exploration costs are being expensed.

Mining Rights

The Company has determined that its patented mining claims meet the definition of mineral resource asset, as defined by accounting standards, and are tangible assets. As a result, the costs of mining assets are initially capitalized as tangible assets when purchased. If proven and probable reserves are established for a property and it has been determined that a mineral property can be economically developed, costs will be amortized using the units-of-production method over the estimated life of the probable reserves. The Company’s rights to extract minerals are not limited by time. For mining rights in which proven and probable reserves have not yet been established, the Company assesses the carrying value for impairment at the end of each reporting period. During the period ended September 30, 2012, the Company did not record any impairment charges.

Impairment of Long Lived Assets

The Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life.

Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value. Management believes no impairment exists as of September 30, 2012.

Fair Value Measurements and Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market. The Company uses a fair value hierarchy that has three levels of inputs, both observable and unobservable, Standards require that the utilization of the highest level of input to determine fair value.

Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities;

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Level 2 — observable inputs other than Level 1, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, and model-derived prices whose inputs are observable or whose significant value drivers are observable; and

Level 3 — assets and liabilities whose significant value drivers are unobservable and cooberated by little or no market data.

Income Taxes

Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their financial statement reported amounts, and for tax loss and credit carry-forwards. A valuation allowance is provided against deferred tax assets when it is determined to be more likely than not that the deferred tax asset will not be realized.

The Company determines its income tax expense in each of the jurisdictions in which it operates. The income tax expense includes an estimate of the current income tax expense, as well as deferred income tax expense, which results from the determination of temporary differences arising from the different treatment of items for book and tax purposes.

The Company files income tax returns in Canada and the Province of Ontario.

The Company assesses the likelihood of the financial statement effect of a tax position that should be recognized when it is more likely than not that the position will be sustained upon examination by a taxing authority based on the technical merits of the tax position, circumstances, and information available as of the reporting date. Management does not believe that there are any uncertain tax positions that would result in an asset or liability for taxes being recognized in the accompanying financial statements. The Company recognizes tax-related interest and penalties, if any, as a component of income tax expense.

Recently Issued Accounting Standards

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-05, Presentation of Comprehensive Income (“ASU No. 2011-05”), which improves the comparability, consistency, and transparency of financial reporting and increases the prominence of items reported in other comprehensive income ("OCI") by eliminating the option to present components of OCI as part of the statement of changes in stockholders' equity. The amendments in this standard require that all non-owner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently in December 2011, the FASB issued Accounting Standards Update No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income ("ASU No. 2011-12"), which indefinitely defers the requirement in ASU No. 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The amendments in these standards do not change the items that must be reported in OCI, when an item of OCI must be reclassified to net income, or change the option for an entity to present components of OCI gross or net of the effect of income taxes. The amendments in ASU No. 2011-05 and ASU No. 2011-12 are effective for interim and annual periods beginning after December 15, 2011 and are to be applied retrospectively. The adoption of the provisions of ASU No. 2011-05 and ASU No. 2011-12 in 2012 did not have a material impact on the presentation of the Company's financial statements.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

DESCRIPTION OF PROPERTY

Our principal executive offices are located at 100 King Street West, Suite 5600, Toronto, Ontario M5X 1B5. This office is a virtual office that we have contracted for a one-year lease where we pay $100/month in rent and have a virtual office and access to a conference room for meetings.

The mining properties are located at LOT 3, CON 4, Coleman Township, District of Temiskaming, Ontario, Canada.

The Company has ancillary offices until June 30, 2013 at 1053 Glenanna Road, Pickering, Ontario, L1V 5E4. It is a one-year lease for corporate offices at a lease amount of $1,500/month.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our Common Stock as of the closing of the Share Exchange held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our Common and Preferred Stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of the closing of the Share Exchange, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

The percentages below are based on fully diluted shares of our Common Stock equivalents as of the closing of the Share Exchange. Unless otherwise indicated, the principal address of each of the persons below is c/o Allied Technologies Group, Inc., 100 King Street West, Suite 5600, Toronto, Ontario M5X 1C9.

Executive Officers and Directors	Number of Shares of Common Stock and Preferred Stock Beneficially Owned		Percentage of Ownership(1)
J. Duncan Reid	977,530	(1)	28.9%
Donald J. Page	1,000		Less than 1%
Sam Kerr	250		Less than 1%

All Directors and Officers as a Group (3 persons)	978,780		28.9%

Other 5% Shareholders:

None

(1) Based on 3,381,000 shares of Common Stock outstanding as of December 14, 2012, after the closing of the Share Exchange and cancellation of the 1,500,000 shares owned by Ihar Yaravenka.

DIRECTORS AND EXECUTIVE OFFICERS

Effective upon the closing of the Share Exchange, Ihar Yaravenka resigned from his position as the sole member of our Board of Directors and as the sole officers of the Company.  Also effective upon the closing of the Share Exchange, J. Duncan Reid, Donald J. Page, and Sam Kerr were appointed to our Board of Directors to fill the vacancies created by the resignation of Mr. Yaravenka.  In addition, our Board of Directors appointed Mr. Reid to serve as our Chief Executive Officer and Chairman of the Board, Mr. Page to serve as our Chief Financial Officer, and Mr. Kerr to serve as our Vice President of Business Development, effective immediately upon the closing of the Share Exchange.

The following sets forth information about our directors and executive officers as of the date of this Report and following the closing of the Share Exchange:

Name	Age	Position
J. Duncan Reid	53	Chief Executive Officer, Chairman of the Board
Donald J. Page	59	Chief Financial Officer and Director
Sam Kerr	26	Vice President, Business Development and Director

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J. Duncan Reid, age 53, CEO & Chairman of the Board. J. Duncan Reid has more than 30 years of experience in a variety of industries, serving in senior management roles in both private and publicly held companies. Since 2003, Mr. Reid has served as the owner and operator of 2023682 Ontario Inc., a privately held Canadian mining company. He is the founder and since 1997 has served as the CEO of KMA Global Solutions International Inc. (OTCBB: KMAG), a manufacturer and supplier of electronic article surveillance tagging solutions. He has functioned as an asset owner in the mining industry for over ten years, during which time he has established a unique position for TrioResources AG to surpass its competitors. During this time, Mr. Reid has developed both the technical and managerial skills necessary in order to establish, expand, and transform junior mining companies to the next level, and prepare them for growth. Mr. Reid earned a Bachelor of Commerce from the University of Windsor, with Honours.

Donald J. Page, CPA C. A., age 59, CFO and Director. Donald J. Page is a strategic senior financial manager with hands on experience working with Board of Directors, banks, lawyers and investment bankers. Since 1986 he has served as the president of Glister Limited. From February 2012 through October 2012 he served as the CFO of ADcentricity Corporation a digital media advertising technology company. He served as the Vice President of Finance of Carta Solution Inc. from March 2009 to March 2010. From March 2002 to September 2003, he was the Vice Chairman of Kingsdale Capital Partners Inc., a fiscal advisory and financial services firm. Mr. Page is a Chartered Account and member of the Ontario Institute of Chartered Accountant. He has strong competencies in budget management, financial forecasts, tax issues, mergers and acquisitions, and is well versed in corporate governance, complex business and tax issues. He has served as a lecturer in introductory income tax at York University in Toronto. He earned his Bachelor of Arts from University of Western Ontario, Huron College.

Sam Kerr, age 26, Vice President of Business Development and Director. Sam Kerr has served in a variety of capacities in the securities and private equity related fields. He has experience with management and raising capital for start-up enterprises. Mr. Kerr is a co-founder and since June 2011 has served as the Managing Director of Impavidus Investment Group, LLC, a private investment firm. From June 2010 to June 2011 he served as the Vice President of Business Development for Raw Brokers USA, LLC. From May 2007 to June 2010 he served as an Account Executive and Consultant for Edenville Consultants Inc. Mr. Kerr earned his Bachelor of Arts from the University of Toronto, with Honour.

Corporate Governance

The business and affairs of the Company are managed under the direction of the Board of Directors (the “Board”), which is currently comprised of J. Duncan Reid, Donald J. Page, and Sam Kerr.

Term of Office

Directors are appointed for a one-year term to hold office until the next annual general meeting of stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by our Board.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. Our bylaws provide that officers are appointed annually by our Board and each executive officer serves at the discretion of our Board.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;
●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);
●	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
●	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);
●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or
●	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

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We have determined that none of our directors are considered “independent” as defined by applicable SEC rules and NASDAQ Stock Market listing standards.

Board Committees

We do not currently have committees of the Board.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

The Company has not currently adopted a code of ethics.

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EXECUTIVE COMPENSATION

The following table provides information regarding the compensation earned during the period from May 16, 2012 (date of inception) to the Company’s fiscal year end September 30, 2012 by our Chief Executive Officer and the two next most highly compensated executive officers.

Name/Position	Year		Salary		Bonus	Option Awards	Total
J. Duncan Reid, CEO	2012		$97,500	(1)	$0	$0	$97,500
Donald J. Page, CFO	2012	(2)	$0		$0	$0	$0
Sam Kerr, VP, Business Development	2012		$9,600		$0	$0	$9,600

(1)	Of the $97,500, J. Duncan Reid was paid cash of $95,000 and has agreed to accrue $2,500 of unpaid wages.
(2)	Donald J. Page was a consultant to TrioResouces AG Inc. from October 15, 2012 to November 30, 2012 and was hired by TrioResources AG Inc. as CFO on December 1, 2012 and therefore was not paid any compensation prior to September 30, 2012.

Employment Agreements

We have entered into employment agreements with our officers and directors.

Pursuant to their respective employment agreements, Mr. Reid has a base salary of CDN $240,000 (approximately US$241,704) per year, and Messrs. Page and Kerr each have a base salary of CDN $120,000 (approximately US$120,852) per year, which begin on December 1, 2012 and November 26, 2012 respectively . Each of the executive officers is eligible to receive discretionary bonus but none has ever received a bonus from the Company and the Company does not have a history giving bonuses at this time.

Copies of each of these employment agreements are incorporate by reference and attached hereto as Exhibits 10.3, 10.4 and 10.5. These employment agreements will be assumed by the Company following the Merger.

Director Compensation

Directors of the Company do not receive any cash compensation.

Outstanding Equity Awards at Fiscal Year-End Table

At September 30, 2012, Trio and Allied had no outstanding equity awards.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,

AND DIRECTOR INDEPENDENCE

Related Party Transactions

On May 17, 2012, Trio entered into a purchase agreement (“Purchase Agreement”) with 2023682 Ontario Inc. DBA Canamet Resources and Jeffrey D. Reid (“Ontario Inc.”) under which Trio purchased certain of the assets of Ontario Inc., which includes the mining claims and equipment currently owned by Trio. Under the terms of the Purchase Agreement, Trio paid Ontario Inc. CDN $100,000 (approximately US$100,710) and issued a convertible note to Ontario Inc. in the amount of CDN $500,000 (the “Vendor Note”). This note is due two years from the date of issuance and accrues interest at 3% per annum. Should the Company be successful in a ‘going public’ transaction it is convertible into common shares of the Company at the average 5 day bid price within 30 days of the Company’s ‘going public’ event. This convertible note may be repaid at any time without penalty or bonus. This convertible note is interest free for the first 12 months post-closing of the asset purchase, thereafter it accrues interest at the rate of 3% per annum.

J. Duncan Reid, the CEO and Chairman of the Board of Trio, is also the president of Ontario Inc. In addition, Mr. Reid owns 100% of the issued and outstanding equity of Ontario Inc.

Director Independence

Our Common Stock is not currently quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our board of directors be independent and, therefore, the Company is not subject to any director independence requirements. Under NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation. Under such definition, we do not have any independent directors. Our Board does not have any committees.

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LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. We are currently not aware of any such legal proceedings or claims that will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY

AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is listed on OTCBB, under the symbol “ALIE”. However, there is no active market for our Common Stock and our Common Stock has never been traded.

After the effectiveness of the Company’s Name Change to Trio Resources, Inc., the Company plans on submitting an application to FINRA to change its ticker symbol. The Company has not yet determined which ticker symbols it will request from FINRA.

Holders

As of the Closing Date and after giving effect to the Share Exchange, 3,381,000 shares of Common Stock were issued and outstanding, which were held by approximately 59 holders of record.

Of the 3,381,000 shares of Common Stock issued and outstanding, 2,291,000 of such shares are restricted shares under the Securities Act.  None of these restricted shares are eligible for resale absent registration or an exemption from registration under the Securities Act.  As of the date hereof, the exemption from registration provided by Rule 144 under the Securities Act is not available for these shares pursuant to Rule 144(i).

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Penny Stock

Our Common Stock is subject to provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.” Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act. The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. The Company is subject to the SEC’s penny stock rules.

Since the Common Stock will be deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors. “Accredited investors” are persons with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

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Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.  The Company intends to adopt an equity compensation plan in which its directors, officers, employees and consultants shall be eligible to participate.  However, no formal steps have been taken as of the date of this Report to adopt such a plan.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our articles of incorporation, bylaws and Nevada law relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our articles of incorporation and our bylaws. You should read the provisions of our certificate of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Prior to the Closing of the Share Exchange, the total authorized shares of capital stock of the Company currently consists of 75,000,000 shares of common stock, par value $0.001 per share. As a condition to the Share Exchange and upon the effectiveness of the Charter Amendment, the Company has approved and is authorized to increase the number of authorized shares from 75,000,000 shares to 400,000,000 shares.

Common Stock

Holders of our common stock are entitled to receive notice of and to attend all meetings of our stockholders, and to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation.

In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

As of December 14, 2012 and immediately following the Share Exchange, including the cancellation of the 1,500,000 shares of common stock owned by Ihar Yaravenka and the issuance of 161,000 shares to Seagel Investment per its Consulting Agreement, 3,381,000 shares of Common Stock were issued and outstanding, which were held by 59 holders of record. Following the effectiveness of the Forward Stock Split, which we expect to be effective within 10 days of the closing of the Share Exchange, there will be 338,100,000 shares of Common Stock issued and outstanding.

Dividends

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. We have not paid any cash dividends on our Common Stock and do not plan to pay any such dividends in the foreseeable future. We currently intend to use all available funds to develop our business. We can give no assurances that we will ever have excess funds available to pay dividends.

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Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our Articles of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board of Directors and management. According to our Bylaws and Articles of Incorporation, neither the holders of our common stock nor the holders of our preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our Board of Directors or for a third party to obtain control of our Company by replacing our Board of Directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, generally prohibit a Nevada corporation with at least 200 stockholders of record, a “resident domestic corporation,” from engaging in various “combination” transactions with any “interested stockholder” unless certain conditions are met or the corporation has elected in its articles of incorporation to not be subject to these provisions.

A “combination” is generally defined to include (a) a merger or consolidation of the resident domestic corporation or any subsidiary of the resident domestic corporation with the interested stockholder or affiliate or associate of the interested stockholder; (b) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition, in one transaction or a series of transactions, by the resident domestic corporation or any subsidiary of the resident domestic corporation to or with the interested stockholder or affiliate or associate of the interested stockholder having: (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the resident domestic corporation, (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the resident domestic corporation, or (iii) 10% or more of the earning power or net income of the resident domestic corporation; (c) the issuance or transfer in one transaction or series of transactions of shares of the resident domestic corporation or any subsidiary of the resident domestic corporation having an aggregate market value equal to 5% or more of the resident domestic corporation to the interested stockholder or affiliate or associate of the interested stockholder; and (d) certain other transactions with an interested stockholder or affiliate or associate of the interested stockholder.

An “interested stockholder” is generally defined as a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock. An “affiliate” of the interested stockholder is any person that directly or indirectly through one or more intermediaries is controlled by or is under common control with the interested stockholder. An “associate” of an interested stockholder is any (a) corporation or organization of which the interested stockholder is an officer or partner or is directly or indirectly the beneficial owner of 10% or more of any class of voting shares of such corporation or organization; (b) trust or other estate in which the interested stockholder has a substantial beneficial interest or as to which the interested stockholder serves as trustee or in a similar fiduciary capacity; or (c) relative or spouse of the interested stockholder, or any relative of the spouse of the interested stockholder, who has the same home as the interested stockholder.

If applicable, the prohibition is for a period of two years after the date of the transaction in which the person became an interested stockholder, unless such transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or the combination is approved by the board of directors and thereafter is approved at a meeting of the stockholders by the affirmative vote of stockholders representing at least 60% of the outstanding voting power held by disinterested stockholders; and extends beyond the expiration of the two-year period, unless (a) the combination was approved by the board of directors prior to the person becoming an interested stockholder; (b) the transaction by which the person first became an interested stockholder was approved by the board of directors before the person became an interested stockholder; (c) the transaction is approved by the affirmative vote of a majority of the voting power held by disinterested stockholders at a meeting called for that purpose no earlier than two years after the date the person first became an interested stockholder; or (d) if the consideration to be paid to all stockholders other than the interested stockholder is, generally, at least equal to the highest of: (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, plus compounded interest and less dividends paid, (ii) the market value per share of common shares on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, plus compounded interest and less dividends paid, or (iii) for holders of preferred stock, the highest liquidation value of the preferred stock, plus accrued dividends, if not included in the liquidation value. With respect to (i) and (ii) above, the interest is compounded at the rate for one-year United States Treasury obligations from time to time in effect.

Applicability of the Nevada business combination law would discourage parties interested in taking control of our company if they cannot obtain the approval of our board of directors. These provisions could prohibit or delay a merger or other takeover or change in control attempt and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price. The Company has not opted out of the business combination provisions, but currently has fewer than 200 stockholders of record so it does not currently apply to us.

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Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, apply to “issuing corporations,” which are Nevada corporations with at least 200 stockholders of record, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, unless the corporation has elected to not be subject to these provisions.

The control share statute prohibits an acquirer of shares of an issuing corporation, under certain circumstances, from voting its shares of a corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation’s disinterested stockholders. The statute specifies three thresholds: (a) one-fifth or more but less than one-third, (b) one-third but less than a majority, and (c) a majority or more, of the outstanding voting power. Generally, once a person acquires shares in excess of any of the thresholds, those shares and any additional shares acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

A corporation may elect to not be governed by, or “opt out” of, the control share provisions by making an election in its articles of incorporation or bylaws, provided that the opt-out election must be in place on the 10th day following the date an acquiring person has acquired a controlling interest, that is, crossing any of the three thresholds described above. We have not opted out of the control share statutes, but currently has fewer than 200 stockholders of record so it does not currently apply to us.

The effect of the Nevada control share statute is that the acquiring person, and those acting in association with the acquiring person, will obtain only such voting rights in the control shares as are conferred by a resolution of the stockholders at an annual or special meeting. The Nevada control share law, if applicable, could have the effect of discouraging takeovers of our company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We are a Nevada corporation and generally governed by the Nevada Private Corporations Code, Title 78 of the Nevada Revised Statutes, or NRS.

Section 78.138 of the NRS provides that, unless the corporation’s Articles of Incorporation provide otherwise, a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud, or a knowing violation of the law. Our Articles of Incorporation provide that no director or officer shall be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer except for liability of a director or officer for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) payment of dividends in violation of Section 78-300 of the NRS.

Section 78.7502 of the NRS permits a company to indemnify its directors and officers against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending, or completed action, suit, or proceeding, if the officer or director (i) is not liable pursuant to NRS 78.138, or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. Section 78.7502 of the NRS also precludes indemnification by the corporation if the officer or director has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses and requires a corporation to indemnify its officers and directors if they have been successful on the merits or otherwise in defense of any claim, issue, or matter resulting from their service as a director or officer.

Section 78.751 of the NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit, or proceeding as they are incurred and in advance of final disposition thereof, upon determination by the stockholders, the disinterested board members, or by independent legal counsel. Section 78.751 of NRS requires a corporation to advance expenses as incurred upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company if so provided in the corporations articles of incorporation, bylaws, or other agreement. Section 78.751 of the NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation, bylaws, or other agreement.

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Section 78.752 of the NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the company, or is or was serving at the request of the company as a director, officer, employee, or agent of another company, partnership, joint venture, trust, or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee, or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

The Bylaws implement the indemnification provisions permitted by Chapter 78 of the NRS by providing that the Company:

•	shall and does hereby indemnify and hold harmless each person and their heirs and administrators who shall serve at any time hereafter as a Director or Officer of the Corporation from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of their having heretofore or hereafter been a Director or Officer of the Corporation, or by reason of any action alleged to have heretofore or hereafter taken or omitted to have been taken by him as such Director or Officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, including power to defend such persons from all suits or claims as provided for under the provisions of the Nevada Revised Statutes; provided, however, that no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his (or her) own negligence or willful misconduct. The rights accruing to any person under the foregoing provisions of this section shall not exclude any other right to which he or she may lawfully be entitled, nor shall anything herein contained restrict the right of the Corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided for. The Corporation, its Directors, Officers, employees and agents shall be fully protected in taking any action or making any payment, or in refusing so to do in reliance upon the advice of counsel.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee, or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

Stock Transfer Agent

Our stock transfer agent is VStock Transfer, LLC, 77 Spruce Street, Suite 201, Cedarhurst, NY 11516.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

ON ACCOUNTING AND FINANCIAL DISCLOSURE

The disclosures in Item 4.01 below are hereby incorporated by reference to this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference in response to this Item 3.02.

In connection with the Exchange Agreement, on December 14, 2012, we issued an aggregate of 2,130,000 shares of our common stock to the Trio Shareholders. We received in exchange from the Trio Shareholders the 2,130,000 shares of TrioResources AG Inc., representing 100% of the issued and outstanding shares of TrioResources AG Inc., which exchange resulted in TrioResources AG Inc. becoming our wholly-owned subsidiary. The shares of common stock of Allied issued to the Trio Shareholders in connection with the Share Exchange, and the original issuance of common stock of Trio to the Trio Shareholders, were offered and sold in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. Such reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offerees and us. Our reliance on Regulation S was based on that such shareholders were not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

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On September 30, 2012, TrioResources AG Inc. entered into a financing agreement with three separate investors in the aggregate amount of $621,049 for the sale of convertible notes. In addition, on October 31, 2012, TrioResources AG Inc. entered into a similar financing agreement with the same 3 investors for an additional CDN $ 29,500 and US$ 345,081. These convertible notes were assigned and assumed to us in connection with the Exchange Agreement. The convertible notes were offered and sold in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. Such reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offerees and us. Our reliance on Regulation S was based on that such shareholders were not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

On November 1, 2012, TrioResources AG Inc. entered into a Convertible Note Draw-Down Facility with Seagel Investment, Ltd. in the total amount of CDN $ 500,000. Pursuant to the terms of this Draw-Down Facility, TrioResources AG Inc. may request funds from Seagel Investment, Ltd. Every time a Draw-Down is completed, Seagel Investment, Ltd. receives a convertible note that bears interest at 10% per annum and converts into common stock at a price equal to the lower of: (i) $1.00 per share; or (ii) a 20% discount to the initial listing price or the price of any equity financing completed by the Company. These convertible notes were assigned and assumed to us in connection with the Exchange Agreement. The Draw-Down Facility was issued and sold in a private transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. Such reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offerees and us. Our reliance on Regulation S was based on that such shareholders were not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

On May 17, 2012, TrioResources AG Inc. entered into a Consulting Agreement with Seagel Investment Corp. Per the Consulting Agreement, Seagel is entitled to 5% of the number of shares issued and outstanding immediately following the closing of a “going public’ transaction. In connection with the Exchange Agreement, we issued Seagel Investment Corp a total of 161,000 shares, or 5% of the total number of shares outstanding following the Exchange Agreemetn. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act and Regulation S promulgated under the Securities Act. Such reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offerees and us. Our reliance on Regulation S was based on that such shareholders were not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that such shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of Independent Accountant Previously Engaged as Principal Accountant.

On December 14, 2012, the Company dismissed Silberstein Ungar, PLLC CPAs (“Silberstein”), as the independent registered public accounting firm of the Company. The dismissal was approved by the Board of Directors.

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The reports of Silberstein on the financial statements of the Company for the fiscal years ended September 30, 2012 and 2011, did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except an explanatory paragraph as to an uncertainty with respect to the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2012 and 2011, and through the date of this report, there were no (1) disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Silberstein, would have caused them to make reference thereto in their reports on the financial statements for such years; or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Silberstein furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated December 14, 2012, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

(b)          Engagement of New Independent Accountant as Principal Accountant.

On December 14, 2012, the Board of Directors approved the appointment of MNP LLP (“MNP”) as the independent registered public accounting firm of the Company.

During the Company’s most recent fiscal years, neither the Company nor anyone on behalf of the Company consulted with MNP regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and MNP did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

Prior to the Share Exchange, Ihar Yaravenka, the former sole officer and director of Allied, owned 1,500,000 shares of Common Stock, comprising approximately 57.9%, of the issued and outstanding shares.

As a result of the Share Exchange, the Trio Shareholders own 66.15% of the issued and outstanding shares of Common Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, Ihar Yaravenka submitted a resignation letter to Allied resigning from his position as the sole director and officer, effective upon the closing of the Share Exchange and the appointment of replacement directors and officers. The resignation of Mr. Yaravenka was not in connection with any known disagreement with us on any matter.

On the Closing Date, J. Duncan Reid, Donald J. Page, and Sam Kerr were appointed by our Board of Directors to fill the vacancies created by the resignation of Mr. Yaravenka, effective upon the closing of the Share Exchange.

In addition, on the Closing Date, the Board of Directors appointed Mr. Reid to serve as our Chief Executive Officer and Chairman of the Board, Mr. Page to serve as our Chief Financial Officer, and Mr. Kerr to serve as our Vice President of Business Development, effective immediately upon the closing of the Share Exchange.

For certain biographical and other information regarding the new directors and officers of the Company, see the disclosure under “Item 2.01—Directors and Executive Officers” of this Report, which disclosure is incorporated herein by reference.

Item 5.03	Amendments to Articles Of Incorporation or Bylaws; Change in Fiscal Year.

As a condition to the Share Exchange Agreement, on December 14, 2012, Allied filed a Certificate of Amendment of its Articles of Incorporation (the “Charter Amendment”) with the Secretary of State of Nevada to (1) change its name from Allied Technologies Group, Inc. to Trio Resources, Inc. (the “Name Change”) and (2) increase its total authorized shares of Common Stock, from 75,000,000 shares to 400,000,000 shares (the “Authorized Share Increase”).

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The Charter Amendment was adopted by the sole director and Majority Shareholder of Allied before the effectiveness of the Share Exchange Agreement, as a condition to Closing.

A copy of the Charter Amendment is attached to this current report as Exhibit 3.2 and is incorporated herein by reference.

As a further condition to the Share Exchange Agreement, on December 14, 2012, the Board of Directors of Allied approved and authorized the officers of the Company to take such necessary steps to effect a forward stock split of the issued and outstanding shares of Common Stock, such that each lot of one (1) issued and outstanding share of Common Stock shall be automatically changed and converted into one hundred (100) shares of Common Stock, payable to all holders of record of the Common Stock as of ten days following the closing of the Exchange Agreement (the “Forward Stock Split”).

Item 5.06	Change in Shell Company Status.

To the extent that we might have been deemed to be a shell company prior to the closing of the Share Exchange, reference is made to the disclosure set forth under Items 2.01 and 5.01 of this Report, which disclosure is incorporated herein by reference. Following the consummation of the Merger described in Item 2.01 of this Current Report on Form 8-K, we believe that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), the Audited Financial Statements for the year ended September 30, 2012 for Trio are included with this Current Report beginning on Page F-1.

(b)	Pro Forma Financial Information.

Pro Forma Financial Information is not presented as it would duplicate the financial information in the Financial Statements of TrioResources AG Inc. because Allied Technologies was a shell company with no assets, revenues or liabilities at the time of closing this transaction.

(c)	Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d)	Exhibits.

Certain of the agreements filed as exhibits to this Report contain representations and warranties by the parties to the agreements that have been made solely for the benefit of the parties to the agreement. These representations and warranties:

●	may have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements;
●	may apply standards of materiality that differ from those of a reasonable investor; and
●	were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

Exhibit Number	Description
2.1	Share Exchange Agreement, dated December 14, 2012, by and among Allied Technologies Group, Inc., Ihar Yaravenka, TrioResources AG Inc., and the shareholders of TrioResources AG Inc.
3.1	Articles of Incorporation of Allied Technologies Group, Inc. (incorporated by reference to Exhibit 3.1 of the Company’s Registration Statement on Form S-1 filed with the SEC on December 14, 2012).
3.2	Amendment No. 1 to the Articles of Incorporation of Allied Technologies Group, Inc.

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3.3	Bylaws of Allied Technologies Group, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form S-1 filed with the SEC on December 11, 2011).
10.1	Purchase Agreement, dated May 17, 2012, by and between TrioResources AG Inc. and 2023682 Ontario Inc. DBA Canamet Resources and Jeffrey D. Reid.
10.2	Consultant Services Agreement, dated May 17, 2012, by and between TrioResources AG Inc. and Seagel Investment Corp.
10.3	Employment Agreement, effective November 26, 2012, by and between TrioResources AG Inc. and J. Duncan Reid.
10.4	Employment Agreement, effective December 1, 2012, by and between TrioResources AG Inc. and Donald J. Page.
10.5	Employment Agreement, effective November 26, 2012, by and between TrioResources AG Inc. and Sam Kerr.
10.6	Convertible Note, dated September 30, 2012, by and between TrioResources AG Inc. and Incendia Management Group Inc.
10.7	Convertible Note, dated September 30, 2012, by and between TrioResources AG Inc. and Siderion Capital Group Inc.
10.8	Convertible Note, dated September 30, 2012, by and between TrioResources AG Inc. and Seagel Investment Corp.
10.9	Convertible Note, dated October 31, 2012, by and between TrioResources AG Inc. and Seagel Investment Ltd.
10.10	Convertible Note, dated October 31, 2012, by and between TrioResources AG Inc. and Incendia Management Group Inc.
10.11	Convertible Note, dated October 31, 2012, by and between TrioResources AG Inc. and Siderion Capital Group Inc.
10.12	Convertible Note, dated October 31, 2012, by and between TrioResources AG Inc. and Seagel Investment Corp.
10.13	Draw-Down Facility, dated November 1, 2012, by and between TrioResources AG Inc. and Seagel Investment Ltd.
16.1	Letter from Silberstein Ungar, PLLC CPAs
99.1	TrioResources AG Inc. audited financial statements for the period from May 16, 2012 (inception) to September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2012	ALLIED TECHNOLOGIES GROUP, INC.

	By:	/s/ J. Duncan Reid
J. Duncan Reid, Chief Executive Officer

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TrioResources AG Inc.

(An Exploration Stage Company)

FINANCIAL STATEMENTS

FOR THE YEAR ENDED SEPTEMBER 30, 2012

Incorporated by reference to Exhibit 99.1

F-1